Exhibit 10.14

                           AMENDMENT TO LOAN AGREEMENT


         AMENDMENT dated as of December 22, 2000 between KANEB SERVICES, INC. ("KSI"), KANEB PIPE LINE COMPANY ("KPL", KSI and KPL being sometimes collectively referred to as the "Borrowers") and BANK OF SCOTLAND (the "Bank") to that certain Loan Agreement dated as of December 1, 1995 among the Borrowers and the Bank ( as modified by the letter agreement (the "Letter Agreement") between the Borrowers and the Bank dated as of November 9, 2000, the "Agreement").


                              W I T N E S S E T H :

         WHEREAS, the parties hereto desire to amend the Agreement and the Note such that the Commitment Period and the maturity date of the Note are extended until June 29, 2001;

         NOW, THEREFORE, it is agreed:

         1. Definitions. All the terms used herein which are defined in the Agreement (including, to the extent any such terms are to be amended by this Amendment, as if such terms were already amended by this Amendment, unless the context shall otherwise indicate) shall have the same meanings when used herein unless otherwise defined herein. All references to Sections in this Amendment shall be deemed references to Sections in the Agreement unless otherwise specified.

         2.  Effect  of  Amendment.  As used  in the  Agreement  (including  all
Exhibits thereto), the Note and the other Loan Documents and all other instruments and documents executed in connection with any of the foregoing, on and subsequent to the Amendment Date (as hereinafter defined), any reference to the Agreement shall mean the Agreement as modified hereby.

         3. Defined Terms. The term "Commitment Period" in Annex I to the Agreement is hereby amended by replacing the words "the calendar day in December 2000 that is five years from the Closing Date" therein with the words "June 29, 2001."

         4. Amendment to Note. The first paragraph of the Note is hereby amended by replacing the date "December 22, 2000" therein with the date "June 29, 2001."

         5. Amendment to Letter Agreement. The Letter Agreement is hereby amended by replacing the date "December 22, 2000" each time said date appears in the third paragraph thereof with the date "June 15, 2001".

         6. Representations and Warranties

         To induce the Bank to enter into this Amendment, each of the Borrowers hereby represents and warrants to the Bank, and agrees for the benefit of the Bank, as follows (which representations, warranties and agreements shall survive the execution delivery and effectiveness of this Amendment):

         (i) The execution and delivery of this Amendment by the Borrowers, the execution and delivery of the Confirming Consent (the "Confirming Consent") in the form of Annex A hereto by the Borrowers and each other Credit Party and the Borrowers' performance of the Agreement and the Note as amended by this Amendment have been duly authorized by all necessary limited liability company, corporate or partnership action;
         (ii) This Amendment and the Agreement as amended by this Amendment are the legal, valid and binding obligations of the Credit Parties party thereto, enforceable in accordance with their respective terms subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization and similar laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);
         (iii) The priority of all Liens in favor of the Bank under the Security Documents (whether in respect of Loans made or obligations incurred before, on or after the Amendment Date) shall be the same as the priority of all Liens immediately prior to the Amendment Date with respect to obligations outstanding immediately prior to the Amendment Date;
         (iv) All representations and warranties of the Borrowers and the other Credit Parties in the Agreement and the other Loan Documents are true and correct in all material respects with the same effect as though each such representation and warranty had been made on and as of the date hereof;
         (v)      No Default or Event of Default has occurred and is continuing;
                  and
         (vi) If requested by the Bank, the Borrowers will execute and deliver to the Bank an amended and restated Note reflecting the extension of maturity date effected by this Amendment.

         7. Limited Nature. The amendments set forth herein are limited precisely as written and shall not be deemed to (a) be a consent to any waiver of, or modification of, any other term or condition of the Agreement or any of the documents referred to therein or (b) prejudice any right or rights which the Bank may now have or may have in the future under or in connection with the Agreement or any of the documents referred to therein. Except as expressly amended hereby, the terms and provisions of the Agreement shall remain in full force and effect.

         8. Governing Law. This Amendment, including the validity thereof and the rights and obligations of the parties hereunder, shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

         9. Amendment Date. This Amendment shall become effective as of the date first above written (the "Amendment Date") when each of the following conditions is satisfied. If such conditions are not satisfied prior to January 5, 2001, this Amendment shall be deemed rescinded, null and void.


         (i) This Amendment shall have been executed by the Borrowers and the Bank and delivered to the Bank at 565 Fifth Avenue, New York, New York (attention: Adrian Knowles).


         (ii) Each Borrower and each other Person for which a signature line is set forth on the Confirming Consent shall have executed such consent and delivered the same to the Bank.

         10. Headings. The descriptive headings of the various provisions of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.


         11. Counterparts. This Amendment may be executed in any number of counterparts by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument. Telecopied signatures hereto shall be of the same force and effect as an original of a manually signed copy.

         12. Integration. THIS AMENDMENT, THE AGREEMENT (AS AMENDED BY THIS AMENDMENT) AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE MATTERS COVERED HEREBY AND THEREBY AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first above written.

                                               KANEB SERVICES, INC.


                                               By____________________________
                                                 Name:
                                                 Title:


                                               KANEB PIPE LINE COMPANY


                                               By____________________________
                                                 Name:
                                                 Title:

                                               BANK OF SCOTLAND



                                               By____________________________
                                                 Name:
                                                 Title:

                                     ANNEX A


                               CONFIRMING CONSENT
                          (Amendment to Loan Agreement)


         Reference is hereby made to the Amendment dated as of December 22, 2000 (the "Amendment") to the Loan Agreement dated as of December 1, 1995 among Kaneb Services Inc., Kaneb Pipe Line Company and Bank of Scotland ( the "Bank") (said agreement, as amended to date and from time to time hereafter, the "Loan Agreement").

         Each of the undersigned, for itself, hereby consents to the terms and provisions of the Amendment and confirms and acknowledges that:

         (a) after giving effect to the Amendment, each pledge agreement, guarantee, security agreement, deficiency undertaking, subordination agreement or other Loan Document entered into by it in connection with the Loan Agreement remains in full force and effect and continues to secure or guarantee (as the case may be) all obligations of the Borrowers under the Loan Agreement and under the other Loan Documents; and

         (b) its consent and acknowledgement hereunder is not required under the terms of any such pledge agreement, guarantee, security agreement, deficiency undertaking, subordination agreement or other Loan Document previously entered into by it and that any failure to obtain its consent or acknowledgment to any subsequent amendment to the Loan Agreement or any of the other Loan Documents will not affect the validity of its obligations under such pledge agreement, guarantee, security agreement, deficiency undertaking, subordination agreement or other Loan Document, and that this consent and acknowledgement is being delivered for purposes of form only.

         This consent may be executed in any number of counterparts by the parties hereto on separate counterparts.

         Terms used herein and not otherwise defined have the same meanings as in the Loan Agreement. This Consent is dated as of the Amendment Date (as defined in the Amendment).

                                               KANEB SERVICES, INC.


                                               By____________________________
                                                 Name:
                                                 Title:


                                               KANEB PIPE LINE COMPANY


                                               By____________________________
                                                 Name:
                                                 Title:

                                                KANEB PIPE LINE PARTNERS L.P.

                                                By:  Kaneb Pipe Line Company,
                                                     General Partner

                                                By____________________________
                                                  Name:
                                                  Title:


                                                KANEB PIPE LINE OPERATING
                                                  PARTNERSHIP L.P.

                                                By:  Kaneb Pipe Line Company,
                                                     General Partner

                                                By____________________________
                                                  Name:
                                                  Title: